Exhibit 10.8

INSTRUMENT OF TRANSFER

____________________________

FULING GLOBAL INC.

富岭环球有限公司*

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I/We, VANTAGE COSMO GLOBAL LIMITED益宇寰球有限公司 (Transferor) of P.O.Box 957,Offshore Incorporation Centre,Road Town, Tortola,British Virgin Islands. in consideration of the sum of US$233.333 paid to me by (name in full) SUN ALLIANCE DEVELOPMENT LIMITED (occupation) Corporation of (full address) Akara Bldg.,24De Castro Street,Wickhams Cay,I, Road Town, Tortola,British Virgin Islands (hereinafter called “the said Transferee”), do hereby transfer to the said Transferee the) *233333* shares numbered ________________________________________ standing in my name in the Register of FULING GLOBAL INC.富岭环球有限公司* to hold unto the said Transferee, her executors, administrators or assigns, subject to the conditions upon which I hold the same at the time of execution hereof. And I, the said Transferee, do hereby agree to take the said shares subject to the same conditions.

As witness our hands the _________ day of _________________________

Signed by the Transferor in the Presence of :	)
)
)
)
Name	)

Address	)	/s/ Yongjun Guo
	)	VANTAGE COSMO GLOBAL LIMITED
益宇寰球有限公司
Transferor

Signed by the Transferee in the Presence of :	)
)
)
)
Name	)

Address	)	/s/ Minghui Li
	)	SUN ALLIANCE DEVELOPMENT LIMITED
Transferee